FOURTH AMENDMENT
                               TO REVOLVING CREDIT
                             AND GUARANTY AGREEMENT

               FOURTH   AMENDMENT,   dated  as  of   September   28,  1998  (the
"AMENDMENT"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT dated as of January 7, 1998 among PARAGON TRADE BRANDS, INC., a Delaware corporation (the
"BORROWER"), a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "GUARANTORS"), THE CHASE MANHATTAN BANK, a New York banking corporation ("CHASE"), each of the other financial institutions party thereto (together with Chase, the "BANKS") and THE CHASE MANHATTAN BANK, as Agent for the Banks (in such capacity, the "AGENT"):

                              W I T N E S S E T H:



               WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of January 7, 1998 (as heretofore amended pursuant to the First Amendment to Revolving Credit and Guaranty Agreement dated as of January 30, 1998, the Second Amendment to Revolving Credit and Guaranty Agreement dated as of March 23, 1998 and the Third Amendment to Revolving Credit and Guaranty Agreement dated as of April 15, 1998 and as the same may be further amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"); and

               WHEREAS, the Borrower and the Guarantors have requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement be amended subject to and upon the terms and conditions set forth herein;

               NOW, THEREFORE, it is agreed:

          1. As used herein all terms that are defined in the Credit Agreement shall have the same meanings herein.

          2. Section 6.09 of the Credit Agreement is hereby amended by inserting the words (a) "and in Section 6.13" immediately following the parenthetical phrase "(the "SECTION 6.09 AGREEMENTS")" set forth in the first sentence thereof, (b) "or any of the Guarantors" immediately following the words "the Borrower" set forth in clause (y) of the second sentence thereof, and (c) "and
Section 6.11(iv)" immediately following the words "Section 6.11(ii)" set forth in subclause (y).

          3. Section 6.10 of the Credit Agreement is hereby amended by deleting the word "and" immediately preceding clause (v) appearing therein and inserting in lieu thereof a comma, and by inserting the following new clause (vi) at the end thereof:

               "and (vi) loans and advances, not to exceed one year in duration, to employees of the Borrower and the Guarantors that are being relocated and which are made in the ordinary course of business in an aggregate principal amount not in excess of $1,000,000 at any one time outstanding."

          4. Section 6.11 of the Credit Agreement is hereby amended by deleting the word "and" immediately preceding clause (iii) appearing therein and by inserting the following new clause (iv) at the end thereof:

               "and (iv) the sale or disposition, upon the terms of that certain Asset Purchase Agreement dated as of September 1, 1998, among the Borrower, Changing Paradigms, Inc. ("CP") and House, Home and Hardware, LLC (or pursuant to a higher and better offer that is approved by the Bankruptcy Court from such purchaser or another Person), of substantially all of the assets (and assumption of certain trade payables) of CP."

          5. Section 6 of the Credit Agreement is hereby amended by inserting the following new Section 6.13 at the end thereof:

                      "SECTION    6.13    CHANGING    PARADIGMS     TRANSACTION.
               Notwithstanding anything to the contrary set forth in Sections 6.03, 6.09 and 6.10 of the Credit Agreement , the Borrower, CP and PTB International shall be permitted, in connection with the sale of substantially all of CP's assets described in Section 6.11(iv), to enter into a series of intercompany transactions pursuant to which (x) the Borrower may assign to PTB
               International an intercompany receivable owing by CP to the Borrower in the amount of approximately $7,800,000, with PTB International to be obligated under an intercompany payable to the Borrower in the same amount in consideration of such assignment and (y) CP shall use the proceeds of such asset sale to repay such intercompany receivable owing by CP. It is understood and agreed that such intercompany payable from PTB International to the Borrower shall not be treated as a loan or advance by the Borrower to PTB International for purposes of the formulas appearing in the "PROVIDED" clause of the first sentence of Section 6.09 and in the "PROVIDED" clause of Section 6.10."

          6. This Amendment shall not become effective until the date (the "EFFECTIVE DATE") on which this Amendment shall have been executed by the Borrower, the Guarantors and Banks constituting the Required Banks and the Agent, and the Agent shall have received evidence satisfactory to it of such execution.


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


          7. The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment.

          8. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

          9. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          10. This Amendment shall in all respects be construed in accordance with and governed by the laws of the State of New York applicable to contracts made and to be performed wholly within such State.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.


                                    PARAGON TRADE BRANDS, INC.


                                    By:  /s/
                                    Title:

                                    PTB INTERNATIONAL, INC.


                                    By:  /s/
                                    Title:



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

                                    CHANGING PARADIGMS, INC.


                                    By:  /s/
                                    Title:

                                    PARAGON TRADE BRANDS FSC, INC.


                                     By:  /s/
                                    Title:

                                    PTB ACQUISITION SUB, INC.


                                    By:  /s/
                                    Title:

                                    THE CHASE MANHATTAN BANK,
                                    INDIVIDUALLY AND AS AGENT


                                    By:  /s/
                                    Title:

                                    AMSOUTH BANK


                                    By:  /s/
                                    Title:

                                    THE BANK OF NOVA SCOTIA


                                    By:  /s/
                                    Title:

                                    BHF-BANK AKTIENGESELLSCHAFT


                                    By:  /s/
                                    Title:

                                    By:  /s/
                                    Title:

                                    HELLER FINANCIAL, INC.


                                    By:  /s/
                                    Title:

                                    IBJ BUSINESS CREDIT CORPORATION


                                    By:  /s/
                                    Title:

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:  /s/
                                    Title:

                                    WACHOVIA, N.A.


                                    By:  /s/
                                    Title:



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